Filed pursuant to Rule 497(e)

1933 Act File No. 333-168569

Equinox Aspect Core Diversified Fund

Equinox BH-DG Strategy Fund

Equinox BlueCrest Systematic Macro Fund

Equinox Campbell Strategy Fund

Equinox Chesapeake Strategy Fund

and Equinox Crabel Strategy Fund

(the “Funds”)

of

EQUINOX FUNDS TRUST

(The “Trust”)

Supplement dated August 21, 2015 to the currently effective Prospectus (a “Prospectus”) and

Summary Prospectus (a “Summary Prospectus”) for each Fund’s respective share class(es) dated on or before the date of this Supplement

The information in this Supplement contains new and additional information beyond that in a Fund’s Prospectus and Summary Prospectus and should be read in conjunction with such documents.

Effective August 21, 2015, (the “Effective Date”), the investment advisory business of Equinox Funds Management, LLC (“EFM”) with respect to each of Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund, Equinox Campbell Strategy Fund, Equinox BH-DG Strategy Fund, Equinox BlueCrest Systematic Macro Fund and Equinox Aspect Core Diversified Strategy Fund (each a “Fund,” and collectively, the “Funds”) was transferred to Equinox Institutional Asset Management, LP (“EIAM”) and EIAM became the investment adviser for each of the Funds. EFM and EIAM are both solely controlled subsidiaries of Equinox Financial Group, LLC (“EFG”). The investment advisory businesses of EFM and EIAM with respect to the Funds are being consolidated to achieve greater operational efficiency and simplify the organizational structure. Accordingly, all references to EFM in the Prospectus for each of the Funds are hereby changed to reflect EIAM as the investment adviser to these Funds. The appointment of EFM does not change the portfolio management team, investment strategies, investment advisory fees charged to the Funds or the terms of the investment advisory agreement (other than the identity of the adviser). Shareholder approval is not required for this change in investment adviser.

Investors should retain this supplement for future reference.